SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported)         June 11, 2003
                                                     ---------------------------


                              Avatar Systems, Inc.
--------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


           Texas                       000-32925                 75-2796037
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission File            (IRS Employer
      of Incorporation)                 Number)              Identification No.)


5728 LBJ Freeway, Suite 270, Dallas, Texas                           75240
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                        (Zip Code)


--------------------------------------------------------------------------------
Registrant's telephone number, including area code              (214) 720-1800



                                       N/A

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
================================================================================

Items 9 and 12. Regulation FD Disclosure and Results of Operations and Financial Condition

Pursuant to Securities and Exchange commission Release No. 33-8216 dated March 27, 2003, the information provided in this report is being furnished under Item 12 of Form 8-K.

On June 11, 2003, Avatar Systems Inc. issued a press release announcing financial results for its fiscal year ended December 31, 2002. A copy of this press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

On June 11, 2003, Avatar Systems Inc. issued a press release announcing financial results for its fiscal first quarter ended March 31, 2003. A copy of this press release is furnished as Exhibit 99.2 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

================================================================================
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: June 16, 2003                    By: /s/    ROBERT C. SHREVE, JR.
                                          --------------------------------------
                                          President, Chief Executive Officer and
                                          Chief Financial Officer

================================================================================
                                  EXHIBIT INDEX

99.1     Press Release dated June 11, 2003
99.2     Press Release dated June 11, 2003